UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

Anzu Special Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40133 (Commission File Number)	86-1369123 (IRS Employer Identification No.)

12610 Race Track Road, Suite 250 Tampa, FL (Address of principal executive offices)	33626 (Zip Code)

Registrant’s telephone number, including area code: (202) 742-5870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	ANZUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ANZU	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ANZUW	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed, on April 17, 2023, Anzu Special Acquisition Corp I, a Delaware corporation (the “Company”), entered into a business combination agreement (as amended by Amendment No. 1, dated as of May 12, 2023 and Amendment No. 2, dated as of August 31, 2023, the “Business Combination Agreement”), by and among the Company, Envoy Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub”), and Envoy Medical Corporation, a Minnesota corporation (“Envoy”), pursuant to which Merger Sub will merge with and into Envoy, with Envoy surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement and any other agreement executed and delivered in connection with the Business Combination Agreement, the “Business Combination”). Following the closing of the Merger (the “Closing”), the Company will be renamed “Envoy Medical, Inc.”, which is referred to herein as “New Envoy.”

On September 27, 2023, the Company convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved the following proposals (each, a “Proposal” and collectively, the “Proposals”), each of which is described in more detail in the Company’s proxy statement/prospectus filed with the Securities and Exchange Commission on September 14, 2023 (the “Proxy Statement”): (1) a proposal to approve the Business Combination Agreement and the Business Combination (the “Business Combination Proposal”); (2) a proposal to approve the Second Amended and Restated Certificate of Incorporation of New Envoy (the “Proposed Charter”) to be adopted in connection with the Business Combination Agreement (the “Charter Proposal”); (3) six separately presented proposals, as described below, to approve certain governance provisions in the Proposed Charter (collectively, the “Advisory Proposals”), which were separately presented in accordance with Securities and Exchange Commission (“SEC”) guidance and which were each voted upon on a non-binding, advisory basis; (4) a proposal to elect the seven directors named below to serve on the board of directors of New Envoy (the “Director Election Proposal”); (5) a proposal to approve, for the purposes of complying with the applicable listing rules of the Nasdaq Stock Market (“Nasdaq”), the issuance of up to 15,000,000 shares of Class A Common Stock (as defined below) to Envoy shareholders pursuant to the Business Combination Agreement and an aggregate of at least 4,500,000 and up to 5,500,000 shares of Series A preferred stock to Anzu SPAC GP I LLC and GAT Funding, LLC, including the approval of the issuance of Class A Common Stock issuable upon conversion of the Series A preferred stock (the “Nasdaq Proposal”); (6) a proposal to approve and adopt the Envoy Medical, Inc. 2023 Equity Incentive Plan (the “New Envoy Incentive Plan Proposal”); and (7) a proposal to approve the Envoy Medical, Inc. 2023 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan Proposal”).

As of the close of business on September 5, 2023, the record date for the Special Meeting, there were 4,312,774 shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 10,625,000 shares of Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), outstanding. A total of 13,133,999 shares of Common Stock, representing approximately 87.92% of the outstanding shares of Common Stock entitled to vote were present in person or by proxy, constituting a quorum for purposes of each Proposal voted upon by stockholders of Class A Common Stock and Class B Common Stock, voting as a single class. A total of 2,558,999 shares of Class A Common Stock, representing approximately 59.33% of the outstanding shares of Class A Common Stock entitled to vote were present in person or by proxy, constituting a quorum for purposes of the separate class vote by holders of Class A Common Stock pursuant to the Charter Proposal. A total of 10,575,000 shares of Class B Common Stock, representing 99.52% of the outstanding shares of Class B Common Stock entitled to vote were present in person or by proxy, constituting a quorum for purposes of the separate class votes by holders of Class B Common Stock pursuant to the Charter Proposal and the Director Election Proposal.

The Business Combination Proposal and each of the other Proposals presented at the Special Meeting were approved by the Company’s stockholders. The final voting results for each Proposal are set forth below.

Proposal No. 1 - The Business Combination Proposal – The approval of the Business Combination Proposal required the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the Special Meeting, voting as a single class.

The Business Combination Proposal was approved by the Company’s stockholders, and received the following votes:

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	13,116,546	17,543	0

Proposal No. 2 - The Charter Proposal – The approval of the Charter Proposal required the affirmative vote (in person or by proxy) of the holders of (i) a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote thereon at the Special Meeting, voting as a single class; (ii) a majority of the outstanding shares of Class A Common Stock, voting as a separate class; and (iii) a majority of the outstanding shares of Class B Common Stock, voting as a separate class.

The Charter Proposal was approved by the Company’s stockholders, and received the following votes:

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,845,753	288,246	0
Class A Common Stock, voting as a separate class	2,270,753	288,246	0
Class B Common Stock, voting as a separate class	10,575,000	0	0

Proposal No. 3 - The Advisory Charter Proposals – The approval of each of the Advisory Charter Proposals required the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote thereon and actually cast at the Special Meeting, voting as a single class.

Each of the Advisory Charter Proposals was approved. The votes for each sub-proposal were as follows:

A.	To change the total number of shares of all classes of authorized capital stock of the Company from 441,000,000 shares, consisting of 400,000,000 shares of Class A Common Stock, 40,000,000 shares of Class B Common Stock and 1,000,000 shares of preferred stock, to a total of 500,000,000 shares, consisting of 400,000,000 shares of Class A Common Stock and 100,000,000 shares of preferred stock.

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,905,049	17,543	0

B.	To provide that the Company’s board of directors be divided into three classes, with only one class of directors being elected each year and each class serving three-year terms.

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,634,346	288,246	0

C.	To eliminate the classification of Class B Common Stock.

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,905,049	17,543	0

D.	To provide that the number of authorized shares of common stock or preferred stock may be increased or decreased by the affirmative vote of the holders of at least a majority of the voting power of the Company’s stock outstanding and entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporate Law.

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,905,039	17,553	0

E.	To provide that a vote of two-thirds of the total voting power of all then-outstanding voting securities shall be required to adopt, amend or repeal Section 3 of Article IV, Section 2 of Article V, Section 1 of Article VI, Section 2 of Article VI, Section 5 of Article VII, Section 1 of Article VIII, Section 2 of Article VIII, Section 3 of Article VIII or Article X of the Proposed Charter.

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,634,346	288,246	0

F.	To remove the various provisions applicable only to special purpose acquisition companies (such as the obligation to dissolve and liquidate if a business combination is not consummated within a certain period of time), change the Company’s name from “Anzu Special Acquisition Corp I” to “Envoy Medical, Inc.,” and make certain other changes that the Company’s board deems appropriate for a public operating company.

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,905,049	17,543	0

Proposal No. 4 – The Director Election Proposal— The approval of the Director Election Proposal required the plurality vote of the shares of Class B Common Stock present and entitled to vote at the Special Meeting. The holders of Class B Common Stock elected seven directors to serve on the board of directors of New Envoy.

Class of Common Stock	Nominee	For	Withheld
Class B Common Stock, voting as a separate class	Charles Brynelsen	10,575,000	0
Class B Common Stock, voting as a separate class	Janis Smith-Gomez	10,575,000	0
Class B Common Stock, voting as a separate class	Susan J. Kantor	10,575,000	0
Class B Common Stock, voting as a separate class	Brent Lucas	10,575,000	0
Class B Common Stock, voting as a separate class	Mona Patel	10,575,000	0
Class B Common Stock, voting as a separate class	Whitney Haring-Smith	10,575,000	0
Class B Common Stock, voting as a separate class	Glen A. Taylor	10,575,000	0

Proposal No. 5 - The Nasdaq Proposal – The approval of the Nasdaq Proposal required the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B Common Stock entitled to vote thereon and actually cast at the Special Meeting, voting as a single class.

The Nasdaq Proposal was approved by the Company’s stockholders, and received the following votes:

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,905,049	17,543	0

Proposal No. 6 - The New Envoy Incentive Plan Proposal – The approval of the New Envoy Incentive Plan Proposal required the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B entitled to vote thereon and actually cast at the Special Meeting, voting as a single class.

The New Envoy Incentive Plan Proposal was approved by the Company’s stockholders, and received the following votes:

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,634,346	288,246	0

Proposal No. 7 - The Employee Stock Purchase Plan Proposal – The approval of the Employee Stock Purchase Plan Proposal required the affirmative vote (in person or by proxy) of the holders of a majority of the shares of Class A Common Stock and Class B entitled to vote thereon and actually cast at the Special Meeting, voting as a single class.

The Employee Stock Purchase Plan Proposal was approved by the Company’s stockholders, and received the following votes:

Class of Common Stock	For	Against	Abstain
Class A Common Stock and Class B Common Stock, voting as a single class	12,905,049	17,543	0

As there were sufficient votes at the time of the Special Meeting to approve each of the above Proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented at the Special Meeting.

Based on the results of the Business Combination Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the Business Combination Agreement and other transactions contemplated thereby are expected to be consummated on September 29, 2023. Following the Closing, the Company intends to change its name to Envoy Medical, Inc., with its Class A Common Stock and warrants expected to begin trading on Nasdaq under the symbols “COCH” and “COCHW”, respectively.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto is a press release, dated September 27, 2023 (the “Press Release”), issued by the Company announcing (i) the results of the Business Combination Meeting and (ii) the cancellation of the Company’s special meeting previously scheduled for September 29, 2023 (the “Extension Meeting”) at which the Company’s stockholders were being asked to, among other things, vote upon a proposal to extend the date by which the Company could complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination. The Company determined that the Extension Meeting is no longer necessary since the Business Combination is expected to close prior to September 30, 2023, its current business combination deadline. As a result of the cancellation of the Extension Meeting, the Company will not complete the redemption of shares of Class A Common Stock submitted in connection with the Extension Proposal for the pro rata portion of the amounts held in the Trust Account.

The information in this item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filings of the Company under the Securities of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-Looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the anticipated timing of the completion of the Business Combination, the benefits of the Business Combination, and the listing of New Envoy’s securities on Nasdaq, as well as any information concerning possible or assumed future operations of Envoy. The forward-looking statements contained in this Current Report on Form 8-K reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close on the expected timeline or at all. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the ability to meet the conditions of the Business Combination; the occurrence of any event, change or other circumstances that could give risk to the termination of the Business Combination Agreement or any other agreement described in the Proxy Statement; New Envoy’s performance following the Business Combination; changes in the market price of shares of New Envoy’s Class A Common Stock after the Business Combination, which may be affected by factors different from those currently affecting the price of shares of the Company’s Class A Common Stock; New Envoy’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination; unpredictability in the medical device industry, the regulatory process to approve medical devices, and the clinical development process of Envoy products; competition in the medical device industry, and the failure to introduce new products and services in a timely manner or at competitive prices to compete successfully against competitors; disruptions in relationships with Envoy’s suppliers, or disruptions in Envoy’s own production capabilities for some of the key components and materials of its products; changes in the need for capital and the availability of financing and capital to fund these needs; Envoy’s ability to realize some or all of the anticipated benefits of the Business Combination; changes in interest rates or rates of inflation; legal, regulatory and other proceedings could be costly and time-consuming to defend; changes in applicable laws or regulations, or the application thereof on Envoy; a loss of any of Envoy’s key intellectual property rights or failure to adequately protect intellectual property rights; if the Company’s stockholders fail to properly demand redemption rights, they will not be entitled to convert their Class A Common Stock into a pro rata portion of the funds held in the Trust Account; the Company’s board of directors did not obtain a third-party fairness opinion in determining whether to proceed with the Business Combination; the financial and other interests of the Company’s board of directors may have influenced its decision to approve the Business Combination; New Envoy’s ability to maintain the listing of its securities on Nasdaq following the Business Combination; the effects of catastrophic events, including war, terrorism and other international conflicts; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Proxy Statement and in other reports the Company files with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated September 27, 2023.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 27, 2023

Anzu Special Acquisition Corp I

By:	/s/ Dr. Whitney Haring-Smith
Dr. Whitney Haring-Smith Chief Executive Officer